AMENDMENT TO COMMERCIAL CONTRACT – IMPROVED PROPERTIES

THIS AMENDMENT TO COMMERCIAL CONTRACT – IMPROVED PROPERTIES (“Amendment Agreement”) is executed effective as of the 15th day of October, 2012, by and among Expensive Soil Tye, LLC, a Texas limited liability company, Golden Productions, LLC, a Texas limited liability company, Expensive Soil Odessa, LLC, a Texas limited liability company, Expensive Soil El Paso, LLC, a Texas limited liability company, Expensive Soil Harlingen, LLC, a Texas limited liability company, Expensive Soil Longview, LLC, a Texas limited liability company, Expensive Soil Edinburg, LLC, a Texas limited liability company, Black Canyon Highway, LLC, a Texas limited liability company, Expensive Soil Beaumont, LLC, a Texas limited liability company, Highway Lot Beaumont, LLC, a Texas limited liability company, Expensive Soil Solo Road, LLC, a Texas limited liability company, Lubbock Flat Land LLC, a Texas limited liability company (collectively, the “Sellers,” and each individually a “Seller”) and Jaguars Holdings, Inc., a Texas corporation (the “Buyer”). The Sellers and Buyer are sometimes hereinafter collectively referred to as the “Parties”.

Recitals

A. The Parties entered into a Commercial Contract – Improved Properties on or about August 3, 2012 (the “Contract”).

B. Reference is here made to the Contract as if such Contract were written herein verbatim.

C. The parties now wish to amend the Contract as set forth herein.

Agreements

NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. All capitalized terms used herein shall have the meanings assigned to them in the Contract, unless expressly defined otherwise in this Amendment Agreement.

2. Except as otherwise specifically provided herein, all terms and conditions of the Contract shall apply to the interpretation and enforcement of this Amendment Agreement as if explicitly set forth herein.

3. Amendment to Sales Price and amount of financing:

Section 3 of the Contract is amended and replaced in its entirety to read as follows:

Amendment to Commercial Contract – Improved Properties

“3. SALES PRICE: At or before closing, Buyer will pay the following sales price for the Properties:

A. Cash portion payable by Buyer at closing	$350,000

B. Cash portion payable by Buyer 12 years from the date of closing	$650,000

C. Sum of all financing described in Paragraph 4	$8,966,276.41

D. Sales price (sum of 3A, 3B and 3C)	$9,966,276.41”

Section 4 of the Contract is amended and replaced in its entirety to read as follows:

“4. FINANCING: Buyer will finance the portion of the sales price under Paragraph 3C as follows:

Sellers Financing: The delivery of a promissory note and deeds of trust from Buyer to Sellers under the terms of the attached Commercial Contract Financing Addendum (Exhibit “D”) in the amount of $8,966,276.41.”

Paragraph “(1)” in Exhibit “D” to the Contract is amended and replaced in its entirety to read as follows:

“(1) At closing, Buyer will execute and deliver a Secured Promissory Note (the “Note”) from Buyer to Sellers in the amount of $8,966,276.41, bearing 9.5% interest per annum. Matured, unpaid amounts will bear interest at the maximum rate of interest allowed by law. The Note will be payable in 143 equal monthly installments of principal and interest in the amount of $104,973.59, with the initial payment due November 15, 2012, with each subsequent monthly payment due thereafter. A form of the Note is attached hereto as Exhibit “D-1.””

Paragraphs “(2)” through “(17)” in Exhibit “D” to the Contract are deleted in their entirety.

Exhibit “D-1” is added to the Contract, in such form as is attached hereto. Exhibit “D-1” is inserted between Exhibit “D” and Exhibit “E” of the Contract.

4. Amendment to Closing Date:

Section 11.A of the Contract is amended and replaced in its entirety to read as follows:

“A. The date of the closing of the sale (“Closing’) will be on or before October 19, 2012 (“Closing Date”), subject to closing of the Acquisition Agreement (defined in Paragraph 13.A).”

5. This Amendment Agreement will be of no force and effect until receipt and execution of this Amendment Agreement by all the undersigned parties hereto. This Amendment Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall be deemed one instrument, by signature delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, each of which shall be deemed an original for all purposes.

Amendment to Commercial Contract – Improved Properties

6. Except as expressly amended hereby, the Contract remains in full force and effect. Any references to the Contract shall refer to the Contract as amended hereby.

[Remainder of page intentionally left blank. Signature pages follow.]

Amendment to Commercial Contract – Improved Properties

IN WITNESS WHEREOF, the undersigned have executed this Amendment Agreement to become effective as of the date first set forth above.

BUYER:

JAGUARS HOLDINGS, INC.,

By:	/s /Eric Langan
Eric Langan, President

SELLERS:

Expensive Soil Tye, LLC

By:	/s/ Bryan S. Foster
Bryan S. Foster, _________

Golden Productions, LLC

By:	/s/ Bryan S. Foster
Bryan S. Foster, _________

Expensive Soil Odessa, LLC

By:	/s/ Bryan S. Foster
Bryan S. Foster, _________

Expensive Soil El Paso, LLC

By:	/s/ Bryan S. Foster
Bryan S. Foster, _________

Expensive Soil Harlingen, LLC

By:	/s/ Bryan S. Foster
Bryan S. Foster, _________

Expensive Soil Longview, LLC

By:	/s/ Bryan S. Foster
Bryan S. Foster, _________

Amendment to Commercial Contract – Improved Properties

Expensive Soil Edinburg, LLC

By:	/s/ Bryan S. Foster
Bryan S. Foster, _________

BLACK CANYON HIGHWAY, LLC

By:	/s/ Bryan S. Foster
Bryan S. Foster, _________

EXPENSIVE SOIL BEAUMONT, LLC

By:	/s/ Bryan S. Foster
Bryan S. Foster, _________

Highway Lot Beaumont, LLC

By:	/s/ Bryan S. Foster
Bryan S. Foster, _________

Expensive Soil Solo Road, LLC

By:	/s/ Bryan S. Foster
Bryan S. Foster, _________

Lubbock Flat Land LLC

By:	/s/ Bryan S. Foster
Bryan S. Foster, _________

Amendment to Commercial Contract – Improved Properties

EXHIBIT D-1: FORM OF SECURED PROMISSORY NOTE

(To be attached)

Exhibit “D-1” to Commercial Contract – Improved Properties